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                                                                   Exhibit 10.24

FIRST ADDENDUM to that certain Lease between FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., as Landlord, and DURA AUTOMOTIVE SYSTEMS, INC., as Tenant, dated March 16, 1995 for Premises at 2791 Research Drive, Rochester Hills, Michigan, 48309.

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Tenant Improvements
- -------------------

It is understood and agreed to between the parties that Landlord shall provide a tenant improvement allowance not to exceed $350,000.00. Landlord to notify Tenant in writing of the final tenant improvement cost for the leased premises. Tenant has seven (7) days to notify Landlord in writing of the amount Tenant, in its sole discretion, elects to finance under the terms of the Lease Agreement. In the event there exists a monetary difference between the financed amount and the final tenant improvement cost, Tenant shall pay the remaining portion as required under the terms and conditions of this Lease.

Pursuant to Section 4.01 and Exhibit "B", Base Rental for the Leased Premises shall be amended at the time the Tenant Improvement Allowance has been fixed.


                                    LANDLORD:

                                    FIRST INDUSTRIAL FINANCING
                                    PARTNERSHIP, L.P., a Delaware Limited
                                    Partnership

                                    By:  First Industrial Financing Corporation,
                                         its General Partner

                                    By:  /s/ James E. White
                                         --------------------
                                             James E. White

                                    Its: Senior Regional Director


                                    TENANT:

                                    DURA AUTOMOTIVE SYSTEMS, INC.,
                                    Delaware corporation

                                    By:  /s/ David Bovee
                                         --------------------

                                    Its: Vice President

Date: April 24, 1995